                                  EXHIBIT 10.3

        Imperial Bank Note Secured By Deed of Trust dated March 24, 1997 in the amount of $6,000,000; Deed of Trust and Assignment of Rents dated March 24, 1997.

                           DO NOT DESTROY THIS NOTE:

WHEN PAID, THIS NOTE, WITH THE DEED OF TRUST SECURING SAME, MUST BE SURRENDERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.

                                     [LOGO]

                                 IMPERIAL BANK
                                  Member FDIC
                         NOTE SECURED BY DEED OF TRUST

$6,000,000.00               Menlo Park, California,           MARCH 24, 1997


On JULY 1, 2002, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Special Markets Group office, the principal sum of $ SIX MILLION AND NO/100 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or n/a, whichever is later, on the unpaid principal balance [ ] at
the rate of        % per year [X] at the rate of .50% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable [X] monthly [ ] quarterly [ ] included with principal [X] in addition to principal [ ] beginning MAY 1, 1997, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. [X] (If checked), Principal shall be
payable in installments of $*, or more, each installment on the         day of
each                  , beginning                          .

        Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

        Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

[X]     If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

        If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The Indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

        This note is secured by a deed of trust, dated MARCH 24, 1997, to IMPERIAL BANCORP as Trustee which contains the following provisions: "In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by trustor or by the operation of law or otherwise, without the written consent of beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions."

        No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

* See Addendum attached hereto and made a part hereof by this reference.


ISIS PHARMACEUTICALS, INC.,
---------------------------                    -------------------------
a Delaware corporation
---------------------------                    -------------------------
By: /s/ GARY J. G. ATKINSON
---------------------------                    -------------------------
   Vice President, Finance

ADDENDUM ATTACHED TO THAT CERTAIN NOTE SECURED BY DEED OF TRUST DATED MARCH 24,1997 EXECUTED BY ISIS PHARMACEUTICALS, INC.

                                    ADDENDUM

1. Advances under the note shall be available through December 31, 1997. On June 30, 1997, the outstanding balance of the advances under the Note shall be converted to an amortizing loan payable in 60 equal monthly payments of principal plus accrued interest commencing August 1, 1997.

All principal and accrued but unpaid interest shall in any event be due and payable on July 1, 2002.

2.   The following Reference Provision is by this reference incorporated in the
     Note:

     REFERENCE PROVISION

1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Note "Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor section, which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and


                                       -3
judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following the notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

  RECORDING REQUESTED BY
      IMPERIAL BANK

  WHEN RECORDED MAIL TO

  IMPERIAL BANK
  9920 SO LA CIENEGA BLVD
  INGLEWOOD CA 90301
  Attn Lending Services         INDEX AS DEED OF TRUST AND ASSIGNMENT OF RENTS
                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------
                                                               Real Estate Loan
                DEED OF TRUST AND ASSIGNMENT OF RENTS                Short Form

BY THIS DEED OF TRUST, made on  MARCH 24, 1997

by  ISIS PHARMACEUTICALS, INC., a Delaware corporation                           (herein called "Trustor"),
    whose address is       2280 Faraday Drive
                     ---------------------------
                           (Number and Street)

          Carlsbad                         California                92008
          --------                         ----------              ---------
          (City)                             (State)               (zip code)


to IMPERIAL BANCORP, a California corporation as Trustee, for the benefit of IMPERIAL BANK, a California corporation, as Beneficiary, Trustor irrevocably GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, all that property in the City of Carlsbad, County of San Diego, State of California, described as:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE

SEE EXHIBIT "B" FOR HAZARDOUS MATERIALS PROVISIONS AND CROSS DEFAULT PROVISIONS ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE

and commonly known as 2280, 2282 and 2292 Faraday Avenue, Carlsbad, California 92008

INCLUDING (a) all appurtenances and easements and rights of way used in connection therewith or as a means of access thereto; (b) all buildings, improvements and fixtures now or hereafter placed thereon, it being understood and agreed that all classes of property attached or unattached used in connection therewith shall be deemed fixtures; and (c) any water rights and/or the stock of any water company which rights and/or stock are appurtenant or pertain to said property.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Trustor to collect and retain such rents, issues and profits prior to any default hereunder.

FOR THE PURPOSE OF SECURING: (1) Payment of the indebtedness with interest thereon evidenced by two Promissory Notes in the principal sum of (i) $6,000,000.00 and (ii) $3,706,620.00, both executed by Trustor, both dated March 24, 1997, both payable to Beneficiary or order, and all modifications, extensions or renewals thereof; (2) Payment of such additional sums with interest thereon as the then record owner of said property may hereafter borrow from Beneficiary, when evidenced by a note (or notes) or any agreement reciting that it is so secured; (3) Performance of each agreement of Trustor and Borrower incorporated herein by reference or contained herein; and (4) Performance of each agreement of Trustor contained in any and all agreements executed by Trustor for the purpose of further securing any obligations secured hereby.

In the event the herein described property, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by Trustor or by the operation of law or otherwise without the written consent of beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice, shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES: By the execution and delivery of this Deed of Trust and the obligation(s) secured hereby, that provisions (1) to (30), inclusive, of the Fictitious Deed of Trust recorded in Los Angeles, Riverside, San Francisco, Solano, Sonoma, Monterey, Contra Costa, San Bernardino, San Diego, Ventura, Santa Clara, Sacramento, Marin and Alameda Counties February 29, 1980, and in Orange, San Mateo and Santa Barbara Counties March 4, 1980, in the Book and at the Page or as the document number of Official Records in the office of the County Recorder of the County where said property is located as set forth and noted below opposite the name of such County, viz:

COUNTY                                                   COUNTY
Los Angeles       Document 80-206967                     San Bernardino     Document 80-052391
Orange            Book 13522         Page 522            San Diego          Book 1980           Page 80-070516
Riverside         Book 1980          Page 40216          Ventura            Book 5605           Page 585
San Francisco     Book C953          Page 187            Santa Clara        F 168               Page 720
San Mateo         Reel 7942          Image 117           Sacramento         Book 8002-29        Page 3
Solano            Book 1980          Page 15924          Santa Barbara      Document 80-8831
Sonoma            Document 80-11977                      Marin              Book 3684           Page 09
Monterey          Reel 1392          Page 1128           Alameda            Document 80-036324
Contra Costa      Book 9752          Page 322


hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that Trustor will observe said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

TRUSTOR REQUESTS that a copy of any notice of default and of any notice of sale hereunder shall be mailed to Trustor at the address hereinabove set forth.

The following portions of provisions (1) to (30) of the Fictitious Deed of Trust incorporated into this Deed of Trust are amended as follows:

a) In paragraphs 7, 15 and 21, wherever "Prime Rate charged by Imperial Bank" appears, "Default rate as charged by Imperial Bank as set forth in the obligation secured hereby" is hereby substituted. b) The first two full sentences in paragraph 20 are deleted in their entirety and are replaced by the following provisions; Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases (including all security deposits, guarantees and other security at any time given as security for the performance of the obligations of the tenants thereunder), income, rents, issues, deposits, profits and proceeds of the property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the property. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of the Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under any similar provision of the Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the obligation secured hereby, so long as no event which is, or with notice or passage of time or both would constitute, an event of default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the property as trustee for the benefit of Beneficiary and Trustor, and Trustor shall apply the funds so collected first to the payment of the indebtedness secured hereby which are then due and payable in such manner as Beneficiary elects and thereafter to the account of Trustor, Upon the occurrence of such event, such license shall be deemed revoked and any rents received thereafter by Trustor shall be held by Trustor in trust for the benefit of Beneficiary and shall be delivered in kind to Beneficiary immediately upon receipt thereof by Trustor. Upon the occurrence of such event, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including without limitation, checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

                                               SIGNATURE Of TRUSTOR

                                     ISIS PHARMACEUTICALS, INC., a Delaware
                                     ------------------------------------------
                                     corporation

                                     By: /s/  GARY J.G. ATKINSON
                                        ---------------------------------------
                                            VICE PRESIDENT, FINANCE



             SIGNATURES MUST BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC
--------------------------------------------------------------------------------

                         REQUEST FOR FULL RECONVEYANCE

                     To Be Used Only When Note Has Been Paid

A reconveyance will be issued upon presentation to Imperial Bancorp of this request properly signed and accompanied by the reconveyance fee, the Deed of Trust, the original note or notes secured by said Deed of Trust and any receipt or document evidencing any other indebtedness secured thereby.

To IMPERIAL BANCORP, Trustee                 Dated:
                                                   -----------------------------

The undersigned is the legal owner of the note or notes and of all other indebtedness secured by the within Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied and you are hereby requested and directed on payment to you of any sums owing to you under the terms of said Deed of Trust to cancel said note or notes and all other evidences of indebtedness delivered to you herewith and said Deed of Trust and to reconvey without warranty to the parties designated by the terms of said Deed of Trust all the estate now held by you thereunder.



-------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------
-------------------------------------


Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

State of California    )
                       )    SS
County of San Diego    )

On May 5, 1997, before me, the undersigned, Notary Public in and for said State, personally appeared Gary Atkinson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.



WITNESS my hand and official seal.

                                                  ANGIE STROOT
                                                  COMM. #1080447
                                                  NOTARY PUBLIC-CALIFORNIA
                                                  SAN DIEGO COUNTY
                                                  COMM. EXP. DEC. 11, 1999

/S/ ANGIE STROOT                                  Notary Seal





State of California   )
                      ) SS
County of             )

On ________________________, before me, the undersigned, Notary Public in and for said State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.




WITNESS my hand and official seal.





---------------------------------------


                                             Notary Seal

EXHIBIT "A" ATTACHED TO THAT CERTAIN DEED OF TRUST AND ASSIGNMENT OF RENTS DATED MARCH 24,1997 EXECUTED BY ISIS PHARMACEUTICALS, INC.

                                   EXHIBIT "A"

LEGAL DESCRIPTION:

PARCEL A:

LOTS 5, 6 AND 7 OF CARLSBAD TRACT NO. 84-9, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 11230, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 10, 1985.

PARCEL B:

A NON-EXCLUSIVE EASEMENT ON, OVER AND UNDER THE COMMON AREA AS DEFINED AND SHOWN ON THOSE CERTAIN AMENDED AND RESTATED DECLARATION OF ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS, AND RESERVATION OF EASEMENTS (THE "DECLARATIONS"), DATED JUNE 28,1988 AND RECORDED AUGUST 8,1988 AS FILE 88-387705 OF OFFICIAL RECORDS, FOR THE PURPOSES OF INGRESS AND EGRESS, PARKING, THE CONSTRUCTION, INSTALLATION, MAINTENANCE, REMOVAL, REPLACEMENTS, OPERATION AND USE OF UTILITIES, INCLUDING BUT NOT LIMITED TO SEWERS, WATER AND GAS PIPES, DRAINAGE LINES AND SYSTEMS, ELECTRIC POWER, CONDUIT LINES AND WIRING, TELEPHONE, CONDUITS, LINES AND WIRES AND OTHER UTILITIES, PUBLIC OR PRIVATE, BENEATH THE GROUND SURFACE (EXCEPT VAULTS, VENTS, ACCESS, STRUCTURES AND OTHER FACILITIES REQUIRED TO BE ABOVE GROUND), SUBJECT TO THE TERMS, AS MORE PARTICULARLY SET FORTH IN THE DECLARATION.

A.P.N.'s: 212-061-31-00 and 2l2-061-32-00 and 2l2-061-33-00

Properties also known as: 2292 Faraday Avenue (Lot 5), 2280 Faraday Avenue (Lot 6) and 2282 Faraday Avenue (Lot 7), Carlsbad, California 92008

EXHIBIT 'B' ATTACHED TO THAT CERTAIN DEED OF TRUST AND ASSIGNMENT OF RENTS EXECUTED BY ISIS PHARMACEUTICALS, INC., DATED MARCH 24, 1997

        HAZARDOUS MATERIALS INDEMINTY AGREEMENT

1. Trustor hereby represents to Beneficiary that neither Trustor nor, to the best of its knowledge, after having made reasonable and appropriate inquiry, any current or previous owner, tenant, occupant or user of the real property secured hereby ("Property"), has used, generated, released, discharged, stored, installed or disposed of any Hazardous Material (as defined below) on, under, in, about or near the Property, nor have any of them transported Hazardous Material to, from or across the Property. In addition, Trustor covenants as follows:

          (a) Trustor will not, nor will Trustor permit or suffer any of its partners, officers, employees, agents, tenants, or any other licensee or invitee or trespasser to cause or permit any Hazardous Materials to be brought upon, kept, or used or disposed of on, under, in or about the Property, except for Hazardous Materials used in the normal course of Trustor's business, provided that Trustor complies with all city, county, federal and all other regulations, laws and restrictions relating to Hazardous Materials.

          (b) If Trustor breaches the representations, covenants, or obligations stated in this paragraph 1, or if by any other cause whatsoever the presence of Hazardous Materials on, under, in, about or near the Property results in the contamination of the Property or other properties by Hazardous Materials, then, in addition to other remedies available to Beneficiary, Trustor shall, at its sole cost and expense, indemnify, defend and hold Beneficiary and its officers, employees, agents, affiliates and successors-in-interest harmless from any and all losses, obligations, claims, judgements, damages, penalties, fines, costs, liabilities, expenses, including actual attorneys' fees and costs, and the costs of any clean-up, and any other losses which may arise at any time as a result of such contamination, or allegation thereof by a governmental agency, or the determination by any court or governmental agency, or by Beneficiary or its successor-in-interest, that the uses of the Property must be limited or that the Hazardous Materials should be removed and the damage to the Property and its environs restored.

          (c) The indemnifications of Beneficiary, and its officers, employees, agents, affiliates and successors-in-interest by Trustor contained in this paragraph 1 includes, without limitations costs incurred in connection with any investigation of site conditions, or any cleanup, remedial removal or restoration where required by any Federal, state or local governmental agency or political subdivision, or by any insurance company, or by Beneficiary or its successor-in-interest in the exercise of its reasonable discretion, because of Hazardous Material present in the soil, ground, water, air, any improvements ("Improvements") located on the Property, or otherwise in, on, under, about or near the Property.

Exhibit "B" to Deed of Trust
ISIS PHARMACEUTICALS, INC.
Page 2


          (d) Without limiting the foregoing, if the presence of any Hazardous Material in, on, under, about or near the Property is caused or permitted by Trustor, its tenants, or either of their successors-in-interest, officers, employees, agents, licensees or invitees, or by trespassers, and results in any contamination of the Property or other properties, Trustor shall take all actions at its sole cost and expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Materials to the Property; provided that the Beneficiary's approval of such an action shall be first obtained, which approval shall not be unreasonably withheld as long as such actions would not potentially have an adverse material long-term or short-term effect on the Property.


          (e) The foregoing clean-up and indemnification obligations shall survive the reconveyance or foreclosure of this Deed of Trust securing Trustor's obligations under the Loan.

          (f) Trustor also agrees: (i) to provide Beneficiary with copies of any communications outside the normal course of Trustor's business, between Trustor, or its tenant, officers, employees, agents or predecessors or successors-in-interest, licensees or invitees and any third parties, including but not limited to, governmental authorities relative to any Hazardous Material on, under, in, about or near or affecting the Property; and (ii) that nondisclosure of any such communication prior to recordation of this Deed of Trust shall be deemed an affirmative representation that no such communication has been received by or is known to Trustor, its officers, employees or agents; and (iii) the Beneficiary is hereby granted the right (but not the obligation) to participate in any proceeding with any governmental agency or court relative to any Hazardous Materials on, in, under, about, near or affecting the Property.

          (g) As used herein the term "Hazardous Materials" means any hazardous, toxic or infectious substance, material, gas or waste which is or becomes regulated by any governmental authority, or the United States Government, or any of their agencies, or which has been identified as a toxic, cancer causing or otherwise hazardous substance. The term "Hazardous Materials" includes, without limitation, any material or substance which is: (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or is listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5, as it may from time to time be amended (the "Hazardous Waste Control Law"); (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 as now existing or hereinafter amended (the "Carpenter-Presley-Tanner Hazardous Substance Account Act"); (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under
Section 25501 of the California Health and Safety Code, Division 20, Chapter
6.95 as presently existing or hereinafter amended (the "Hazardous Materials Release Response Plans and Inventory"); (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 as presently existing or hereinafter amended (the "Underground Storage of Hazardous Substances Act"), (v) petroleum; (vi) polychlorinated biphenyls (PCB); (vii) asbestos; (viii) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, as now existing or hereinafter amended; (ix) designated as a "hazardous substance" pursuant to
Section 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317), as presently existing or

Exhibit "B" to Deed of Trust
ISIS PHARMACEUTICALS, INC.
Page 3

hereinafter amended or designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321); (x) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 69012 et seq. (42 U.S.C. 6903), as presently existing or hereinafter amended; or (xi) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601), as presently existing or hereafter amended.

          (h) Trustor also represents that the Property is not a "hazardous waste property" or within a "border zone" as defined in California Health and Safety Code 25117.3 and 25117.4 nor is the Property subject to the requirements for notice to the California Department of Health Services, as such notice requirement is defined in California Health and Safety Code 25221(a) as presently existing.

          (i) Trustor also represents that the Property and its intended use complies with all applicable laws and governmental regulation including, without limitation, all applicable Federal, state and local laws pertaining to air and water quality, waste disposal and other environmental matters, including but not limited to, the clean water, clean air, federal water pollution control, solid waste disposal, resource conservation recovery and comprehensive environmental response compensation and liability acts enacted by the U.S. Congress, and the California Environmental Quality Act and all regulations adopted by the State of California pursuant thereto, and the rules and regulations and ordinances of the County of San Diego and the City of Carlsbad, concerning air and water quality, waste disposal and other environmental matters, and the rules and regulations of the California Department of Health Services, the regional Water Quality Control Board, the regional Air Quality Management District, the California State Water Resources Control Board, the U.S. Environmental Protection Agency, and all other applicable Federal, state and local agencies and bureaus.

          (j) Trustor acknowledges that this is an environmental provision as described in California Code of Civil Procedure, Section 736.

               The breach by Trustor of any representation or covenant contained in this paragraph 1 shall constitute an immediate event of default hereunder, affording to Beneficiary any and all remedies for said default available hereunder or under applicable law.

2. Upon a default hereunder by Trustor, Beneficiary shall have each of the following remedies, in addition to any other remedies, hereunder or under applicable law, which Beneficiary may otherwise have for said default:

          (a) Beneficiary or its employees, acting by themselves or through a court-appointed receiver, may: (i) enter upon, possess, manage, operate, dispose of, and contract to dispose of the Property or any part thereof; (ii) take custody of all accounts; (iii) negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; (iv) take any action necessary to enforce compliance with environmental provisions,

Exhibit "B" to Deed of Trust
ISIS PHARMACEUTICALS, INC.
Page 4

including but not limited to spending rents to abate the problem; (v) make, terminate, enforce or modify leases of the Property upon such terms and conditions as Beneficiary deems proper; (vi) contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Property necessary, in Beneficiary's judgement, to protect or enhance the security hereof; (vii) incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or (viii) take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under any other documents (collectively "Loan Documents") executed by Trustor in connection therewith. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph including attorney fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under this subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Beneficiary under this subparagraph shall cure or waive any event of default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court of competent jurisdiction, may take any action or proceeding hereunder without regard to: (A) the adequacy of the security for the indebtedness secured hereunder; (B) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable; or (C) the filing of a notice of default.

               (b) With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (i) to obtain a court order to enforce Beneficiary's right to enter and inspect the Property under California Civil Code Section 2929.5, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Material onto the Property shall be deemed reasonable and conclusive as between the parties hereto; and
(ii) to have a receiver appointed under California Code of Civil Procedure
Section 564 to enforce Beneficiary's right to enter and inspect the Property for Hazardous Materials. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor immediately upon demand by Beneficiary. All costs and expenses incurred by Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and attorney fees, whether incurred in litigation or not and whether before or after judgement) shall bear interest at the default rate of interest ("Default Rate") set forth in the promissory note ("Note") secured hereby, from the date they are incurred until said sums have been paid.

               (c) To seek a judgement that Trustor has breached its covenants, representations and/or warranties with respect to the Hazardous Materials, as set forth in paragraph I above, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure

Exhibit "B" to Deed of Trust
ISIS PHARMACEUTICALS, INC.
Page 5

Section 736, whether commenced prior to foreclosure of the Property or after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgements, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Beneficiary (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by applicable law or to which Beneficiary believes necessary to protect the Property, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action of or to the Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this subparagraph (including without limitation court costs, consultant fees and attorney fees, whether incurred in litigation or not and whether before or after judgement) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at any foreclosure sale of the Property, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents: (i) the Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents; (ii) Trustor shall be fully and personally liable for the Environmental Costs hereunder; (iii) such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust; and (iv) Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Trustor hereby waives the defense of laches, and any applicable statute of limitations.

               (d) To waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order under California Code of Civil Procedure
Section 483.010. As between Beneficiary and Trustor, for purposes of California Code of Civil Procedure Section 726.5, Trustor shall have the burden of proving that Trustor or any related party (or any affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatening release of the Hazardous Material. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents, all judgements and awards entered against Trustor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgements and awards entered against Trustor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Property or this Deed of Trust. For the purpose of any action brought under this subparagraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

Exhibit "B" to Deed of Trust
ISIS PHARMACEUTICALS, INC.
Page 6

          (e) All rights and remedies of Beneficiary hereunder are cumulative and in addition to all rights and remedies provided in the Loan Documents or by applicable law.

CROSS DEFAULT

Default in the performance or observance of any of the terms and provisions: (i) of any documents, including without limitation this Deed of Trust, ("Loan Documents") executed by Trustor or any entity guaranteeing any of Trustor's obligations to Beneficiary ("Guarantor") in connection with the obligations secured hereby; or (ii) of any documents executed by Trustor or Guarantor in connection with any other obligations of Trustor or any Guarantor to Beneficiary, including but not limited to Beneficiary Loan Number 00700002641 and 00700002724 (collectively, "Other Documents"), shall constitute a default under the terms of each of the Loan Documents and the Other Documents at Beneficiary's option, thereby making available to Beneficiary any and all of the remedies set forth therein.